Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 22, 2007, among UNIVERSAL AMERICAN FINANCIAL CORP., a New York corporation (the “Borrower”), the Banks party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Banks.

The Borrower, the Banks and the Administrative Agent are party to the Amended and Restated Credit Agreement dated as of May 28, 2004, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 2, 2005, the Waiver and Second Amendment to Amended and Restated Credit Agreement dated as of December 30, 2005 and the Third Amendment to Amended and restated Credit Agreement dated as of November 29, 2006 (the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, for valuable and acknowledged consideration, the Borrower, the Banks and the Administrative Agent agree as follows:

1.             Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendments.

(a)           The definition of “Trust Preferred Securities” in Section 9 is amended to read in its entirety as follows:

“Trust Preferred Securities” shall mean (i) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of December 4, 2002 (as amended, modified or supplemented from time to time), between the Borrower and State Street Bank and Trust Company of Connecticut, National Association, as trustee, and the guaranty executed in connection therewith, (ii) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of March 27, 2003 (as amended, modified or supplemented from time to time), between the Borrower and Wells Fargo Bank, National Association, as trustee, and the guaranty executed in connection therewith, (iii) the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of May 15, 2003 (as amended, modified or supplemented from time to time), between the Borrower and U.S. Bank National Association, as debenture trustee, and the guaranty executed in connection therewith, (iv) the Floating Rate Junior Subordinated Debt Securities issued by the Borrower pursuant to the Indenture dated as of May 22, 2003 (as amended, modified or supplemented from time to time), between the Borrower and the Wilmington Trust Company, as trustee, and the guaranty executed in connection therewith, (v) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of October 29, 2003 (as amended, modified or supplemented from time to time), between the Borrower and U.S. Bank National Association, as debenture trustee, and the guaranty executed in connection therewith and (vi) any floating rate or fixed rate junior subordinated deferrable interest debentures in an aggregate amount up to $100,000,000 (minus the

Fourth Amendment to

Amended and Restated Credit Agreement

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aggregate net cash proceeds in excess of $50,000,000 of any issuances on or after March 22, 2007 by the Borrower of its capital stock or other equity securities that is permitted by Section 7.15), issued by the Borrower on or after March 22, 2007 pursuant to an indenture and guaranty executed in connection therewith having terms (including subordination provisions, redemption or prepayment rights or obligations, tenor, deferral of interest rights, covenants and defaults) no less favorable to the Banks than those set forth in the Trust Preferred Securities described in clause (i) preceding as such Trust Preferred Securities are in effect on the Effective Date.

(b)           Section 3.03(i)(d) is amended to read in its entirety as follows:

(d)           Not later than the Business Day following the date of the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 100% (but 0% in the case of any Trust Preferred Securities issued on or after March 22, 2007; provided that the net cash proceeds of such Trust Preferred Securities are invested by the Borrower in the growth of the businesses of the Borrower and its Subsidiaries permitted hereunder and are not used to repay Indebtedness or to pay dividends on the capital stock of the Borrower or to redeem or purchase the capital stock of the Borrower) of the cash proceeds (net of underwriting discounts and commissions and other fees, costs and expenses incurred in connection therewith) of the incurrence of Indebtedness for borrowed money or evidenced by bonds, notes, debentures or similar instruments by the Borrower and/or any of its Subsidiaries (other than Indebtedness which is permitted by Section 7.04 and is outstanding on the Effective Date and Indebtedness which is permitted by Section 7.04(k), whether or not outstanding on the Effective Date) shall be applied as a mandatory prepayment of the Outstanding Amount of the Term Loans.

(c)           The word “and” before clause (iv) of Section 3.03(i)(e) and the words “shall be applied as a mandatory prepayment of the Outstanding Amount of the Term Loans” at the end of clause (iv) of Section 3.03(i)(e) are deleted and a new clause (v), reading it its entirety as follows, is added to the end of Section 3.03(i)(e):

and (v) up to $150,000,000 (minus the aggregate amount of any Trust Preferred Securities issued on or after March 22, 2007) of net cash proceeds from the issuance on or after March 22, 2007 of shares of capital stock of the Borrower (provided that such net cash proceeds are invested by the Borrower in the growth of the businesses of the Borrower and its Subsidiaries permitted hereunder and are not used to repay Indebtedness or to pay dividends on the capital stock of the Borrower or to redeem or purchase the capital stock of the Borrower), shall be applied as a mandatory prepayment of the Outstanding Amount of the Term Loans.

3.             Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective until the Administrative Agent receives: (a) counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors, the requisite Banks and the Administrative Agent; (b) payment of all expenses, including legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, including, without limitation, documents evidencing the

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due authorization of the execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Amendment, the incumbency of the officer of the Borrower and each of the Subsidiary Guarantors executing this Amendment, and any other matters relevant thereto.

4.             Representations.  The Borrower represents and warrants to the Administrative Agent and the Banks as follows:  (a) the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) all representations and warranties made or deemed made by the Borrower in the Credit Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

5.             Effect of Amendment.  This Amendment is a Credit Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect.  If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.             Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7.             Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

9.             ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

10.           Parties.  This Amendment binds and inures to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Banks and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

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Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

UNIVERSAL AMERICAN FINANCIAL CORP., as the Borrower

By:	/s/ Robert A. Waegelein
Robert Waegelein, Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

BANK OF AMERICA, N.A., as a Bank

By:		/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Senior Vice President

ACKNOWLEDGED:
BANK OF AMERICA, N.A., as the
Administrative Agent

By:		/s/ Amir Saleem
	Name:	Amir Saleem
	Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

LASALLE BANK, N.A., as a Bank

By:		/s/ Andrew C. Haak
	Name:	Andrew C. Haak
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

ING CAPITAL LLC, as a Bank

By:		/s/ Mark R. Newsome
	Name:	Mark R. Newsome
	Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

SUNTRUST BANK, as a Bank

By:		/s/ Christine E. Moss
	Name:	Christine E. Moss
	Title:	First Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

RAYMOND JAMES BANK, FSB, as a Bank

By:		/s/ Joseph A Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President - Senior Corporate Banker

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III LTD, or an affiliate

By:		/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV LTD, or an affiliate

By:		/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

GULF STREAM - COMPASS CLO 2002-1 LTD, as a Bank

By:	Gulf Stream Asset Management LLC, as
Collateral Manager

By:		/s/ Mark B. Mahoney
	Name:	Mark B. Mahoney
	Title:	Manager

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

GULF STREAM - COMPASS CLO 2004-1 LTD, as a Bank

By:	Gulf Stream Asset Management LLC, as
Collateral Manager

By:		/s/ Mark B. Mahoney
	Name:	Mark B. Mahoney
	Title:	Manager

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Signature Page to that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

GULF STREAM - COMPASS CLO 2005-2 LTD, as a Bank

By:	Gulf Stream Asset Management LLC, as
Collateral Manager

By:		/s/ Mark B. Mahoney
	Name:	Mark B. Mahoney
	Title:	Manager

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

To induce the Administrative Agent and the Banks to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Subsidiary Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Banks, and their respective successors and permitted assigns.

WORLDNET SERVICES CORP., as a Guarantor			HERITAGE HEALTH SYSTEMS OF TEXAS, INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Theodore M. Carpenter, Jr.
	Name:	Robert A. Waegelein		Name:	Theodore M. Carpenter, Jr.
	Title:	Chief Financial Officer		Title:	President

UNIVERSAL AMERICAN FINANCIAL SERVICES, INC., as a Guarantor			HHS TEXAS MANAGEMENT, INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Steven C. Holman
	Name:	Robert A. Waegelein		Name:	Steven C. Holman
	Title:	President		Title:	Secretary

QUINCY COVERAGE CORPORATION, as a Guarantor			CHCS SERVICES INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Robert A. Waegelein
	Name:	Robert A. Waegelein		Name:	Robert A. Waegelein
	Title:	President		Title:	Executive Vice President

HERITAGE HEALTH SYSTEMS, INC., as a Guarantor

By:		/s/ Steven C. Holman
	Name:	Steven C. Holman
	Title:	Assistant Secretary

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

PSO MANAGEMENT OF TEXAS, LLC, as a Guarantor			HHS TEXAS MANAGEMENT, L.P., as a Guarantor

			By:	HHS Texas Management, Inc., its
By:		/s/ Steven C. Holman		general partner
	Name:	Steven C. Holman
	Title:	Vice President
				By:		/s/ Steven C. Holman
					Name:	Steven C. Holman
					Title:	Secretary

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement